UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2024

MarketAxess Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34091	52-2230784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Hudson Yards

New York, New York 10001

(Address of principal executive offices, including zip code)

(212) 813-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.003 per share	MKTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On August 6, 2024, MarketAxess Holdings Inc. (the “Company”) issued a press release announcing the Company’s financial results for its second quarter ended June 30, 2024. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto) that is furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, the information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto) that is furnished pursuant to this Item 2.02 shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 8.01	Other Events

Declaration of Dividend

On August 6, 2024, the Company announced that its Board of Directors has declared a regular quarterly dividend to be paid to the holders of the outstanding shares of capital stock. A cash dividend of $0.74 per share of common stock outstanding will be paid on September 4, 2024 to stockholders of record as of the close of business on August 21, 2024.

Share Repurchase Program

On August 6, 2024, the Company also announced that its Board of Directors approved the authorization of a new share repurchase program under which the Company may purchase up to $200.0 million of its common stock (the “Share Repurchase Program”) in addition to the $50.0 million remaining under its existing share repurchase program.

Pursuant to the Share Repurchase Program, the Company may repurchase its common stock from time to time, in amounts, at prices and at such times as it deems appropriate, subject to market conditions and other considerations. The Share Repurchase Program will be conducted in compliance with applicable legal requirements and the manner, timing and amount of any purchase will be based on an evaluation of market conditions, stock price and other factors. The Share Repurchase Program has no termination date, may be suspended or discontinued at any time and does not obligate the Company to acquire any amount of common stock.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

99.1	Press Release issued by MarketAxess Holdings Inc. on August 6, 2024.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.

Date: August 6, 2024	By:	/s/ Ilene Fiszel Bieler
	Name:	Ilene Fiszel Bieler
	Title:	Chief Financial Officer